MUNICIPAL CASH SERIES
(A PORTFOLIO OF CASH TRUST SERIES, INC.)

SUPPLEMENT TO PROSPECTUS DATED JULY 31, 2007

Under the section entitled "What are the Specific Risks of Investing in the Fund?" please delete the description for Tax Risks on page 9 of the Prospectus in its entirety and replace with the following:

"TAX RISKS
In order to pay interest that is exempt from federal regular income tax, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.
  Changes or proposed changes in federal or state tax laws may cause the prices of tax-exempt securities to fall and/or may affect the tax-exempt status of the securities in which the Fund invests.
  Regarding the tax-exempt status of the securities in which the Fund invests, shareholders of the Fund should note that the U.S. Supreme Court has recently agreed to review a Kentucky state court decision (Kentucky v. Davis) that could have important consequences for funds that invest in tax-exempt securities, including the Fund. The Kentucky state court held as unconstitutional under the Commerce Clause of the U.S. Constitution a Kentucky law that exempts interest earned on Kentucky tax-exempt bonds from Kentucky's state income tax, but taxes interest derived from non-Kentucky tax-exempt bonds. The U.S. Supreme Court heard the case in November during its Fall, 2007, session and is likely to render its decision in the spring or early summer of 2008. If the U.S. Supreme Court affirms the Kentucky state court's ruling, the decision could affect the tax status of the tax-exempt securities in which the Fund invests, and the Fund's distributions, for state tax purposes. Such a decision would force State legislators to decide whether to exempt all tax-exempt bonds from state income tax or subject all such bonds to state income tax. The decision, and any change in tax status, also may negatively affect the value of the municipal securities in which the Fund invests. The Kentucky v. Davis case does not question or challenge the tax status of tax-exempt bonds for purposes of the federal regular income tax. If the U.S. Supreme Court affirms the Kentucky state court's ruling, and the Adviser determines that the Fund may be negatively impacted in a material respect, the Adviser will advise shareholders as it determines necessary."



                                                                January 23, 2008



Cusip 147551303
37842 (1/08)